Exhibit 24.1







                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement of Tredegar Corporation on Form S-8 (File Number 33-64647) of our report dated June 4, 1999, appearing in this Annual Report on Form 11-K of the Savings Plan for the Employees of Tredegar Industries, Inc. for the year ended December 31, 1998.


                                               /s/ Poti, Walton & Associates, PC
                                               POTI, WALTON & ASSOCIATES, PC
                                               (formerly Plott & Walton, P.C.)





June 21, 1999